UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2014

MB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55341	47-1696350
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1920 Rock Spring Road, Forest Hill, Maryland	21050
(Address of principal executive offices)	(Zip Code)

(410) 420-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events

On December 29, 2014, MB Bancorp, Inc. (the “Company”) announced that it completed its stock offering on December 29, 2014. A total of 2,116,000 shares of common stock (the “Common Stock”) were sold in the subscription and community offerings at $10.00 per share. On December 29, 2014, the Company also announced that the Common Stock is expected to begin trading on the OTC Pink Marketplace on Tuesday, December 30, 2014 under the trading symbol “MBCQ.” A copy of the Company’s press releases, each dated December 29, 2014, are filed as Exhibit 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01              Exhibits

99.1	Press release dated December 29, 2014 regarding closing of stock offering

99.2	Press release dated December 29, 2014 regarding commencement of trading

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MB BANCORP, INC.

Date: December 31, 2014	By:	/s/ Julia A. Newton
Julia A. Newton
President and Chief Executive Officer